RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS

Uranium Participation Corporation

The previous management services agreement with UPC expired on March 31, 2019. Effective April 1, 2019, a new management services agreement (“MSA”) was entered into for a term of five years (the “Term”). Under the MSA, Denison continues to receive the following management fees from UPC, unchanged from the previous agreement: a) a base fee of $400,000 per annum, payable in equal quarterly installments; b) a variable fee equal to (i) 0.3% per annum of UPC’s total assets in excess of $100 million and up to and including $500 million, and (ii) 0.2% per annum of UPC’s total assets in excess of $500 million; c) a fee, at the discretion of the Board, for on-going monitoring or work associated with a transaction or arrangement (other than a financing, or the acquisition of or sale of U3O8 or UF6); and d) a commission of 1.0% of the gross value of any purchases or sales of U3O8 or UF6 or gross interest fees payable to UPC in connection with any uranium loan arrangements.

The MSA may be terminated during the Term by Denison upon the provision of 180 days written notice. The MSA may be terminated during the Term by UPC (i) in the event of a material breach, (ii) within 90 days of certain events surrounding a change of both of the individuals serving as Chief Executive Officer and Chief Financial Officer of UPC, and / or a change of control of Denison, or (iii) upon the provision of 30 days written notice and, subject to certain exceptions, a cash payment to Denison of an amount equal to the base and variable management fees that would otherwise be payable to Denison (calculated based on UPC’s current uranium holdings at the time of termination) for the lesser period of a) three years, or b) the remaining term of the MSA.

The following transactions were incurred with UPC for the periods noted:

(in thousands)	2019	2018

Management fees:
Base and variable fees	$1,822	$1,739
Discretionary fees	-	50
Commission fees	144	224
	$1,966	$2,013

At December 31, 2019, accounts receivable includes $236,000 (December 31, 2018: $303,000) due from UPC with respect to the fees and transactions indicated above.

Korea Electric Power Corporation (“KEPCO”) and Korea Hydro & Nuclear Power (“KHNP”)

In connection with KEPCO’s investment in Denison in June 2009, KEPCO and Denison were parties to a strategic relationship agreement. In December 2016, Denison was notified that KEPCO’s indirect ownership of Denison’s shares had been transferred from an affiliate of KEPCO to an affiliate of KEPCO’s wholly-owned subsidiary, KHNP. In September 2017, Denison and KHNP’s affiliate entered into an amended and restated strategic relationship agreement, in large part providing KHNP’s affiliate with the same rights as those previously given to KEPCO under the prior agreement, including entitling KHNP’s affiliate to: (a) subscribe for additional common shares in Denison’s future public equity offerings; (b) a right of first opportunity if Denison intends to sell any of its substantial assets; (c) a right to participate in certain purchases of substantial assets which Denison proposes to acquire; and (d) a right to nominate one director to Denison’s board so long as its share interest in Denison is above 5.0%.

As at December 31, 2019, KEPCO, through its subsidiaries, holds 58,284,000 shares of Denison representing a share interest of approximately 9.76%. KHNP Canada Energy Ltd (“KHNP Canada”), a subsidiary of KHNP, is the holder of the majority of Denison’s shares.

KHNP Canada is also the majority member of the Korea Waterbury Uranium Limited Partnership (“KWULP”). KWULP is a consortium of investors that holds the non-Denison owned interests in Waterbury Lake Uranium Corporation (“WLUC”) and the WLULP, entities whose key asset is the Waterbury Lake property. At December 31, 2019, WLUC is owned by Denison (60%) and KWULP (40%) while the WLULP is owned by Denison (66.57% - limited partner), KWULP (33.41% - limited partner) and WLUC (0.02% - general partner). When a spending program is approved, each participant is required to fund these entities based upon its respective ownership interest or be diluted accordingly. Spending program approval requires 75% of the limited partners’ voting interest.

In January 2014, Denison agreed to allow KWULP to defer a decision regarding its funding obligation to WLUC and WLULP until September 30, 2015 and to not be immediately diluted as per the dilution provisions in the relevant agreements (“Dilution Agreement”). Instead, under the Dilution Agreement, dilution would be delayed until September 30, 2015 and then applied in each subsequent period, if applicable, in accordance with the original agreements. In exchange, Denison received authorization to approve spending programs on the property, up to an aggregate $10,000,000, until September 30, 2016 without obtaining approval from 75% of the voting interest. Under subsequent amendments, Denison and KWULP have agreed to extend Denison’s authorization under the Dilution Agreement to approve program spending up to an aggregate $15,000,000 until December 31, 2020.

In 2018, Denison funded 100% of the approved fiscal 2018 program for Waterbury Lake and KWULP continued to dilute its interest in the WLULP. As a result, Denison increased its interest in the WLULP from 64.22% to 65.92%, in two steps, which has been accounted for using effective dates of May 31, 2018 and October 31, 2018. The increased ownership interest resulted in Denison recording its increased pro-rata share of the assets and liabilities of Waterbury Lake, the majority of which relates to an addition to mineral property assets of $1,141,000.

In 2019, Denison funded 100% of the approved fiscal 2019 program for Waterbury Lake and KWULP continued to dilute its interest in the WLULP. As a result, Denison increased its interest in the WLULP from 65.92% to 66.57%, in two steps, which has been accounted for using effective dates of May 31, 2019 and November 30, 2019. The increased ownership interest resulted in Denison recording its increased pro-rata share of the assets and liabilities of Waterbury Lake, the majority of which relates to an addition to mineral property assets of $448,000.

Other

In December 2018, the Company lent $250,000 to GoviEx pursuant to a credit agreement between the parties (see note 7). The loan was unsecured and bore interest at 7.5% per annum. In April 2019, the loan was repaid in full, together with interest thereon.

During 2019, the Company incurred investor relations, administrative service fees and certain pass-through expenses of $217,000 (2018: $209,000) with Namdo Management Services Ltd, which shares a common director with Denison. These services were incurred in the normal course of operating a public company. At December 31, 2019, an amount of $nil (December 31, 2018: $nil) was due to this company.

During 2018, the Company incurred office and certain pass-through expenses of $81,000 with Lundin S.A, a company which provided office, administration and other services to the former executive chairman, other directors and management of Denison. The agreement for the office and administration services was terminated effective September 30, 2018.

Compensation of Key Management Personnel

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly. Key management personnel includes the Company’s executive officers, vice-presidents and members of its Board of Directors.

The following compensation was awarded to key management personnel:

(in thousands)	2019	2018

Salaries and short-term employee benefits	$(2,024)	$(1,759)
Share-based compensation	(1,881)	(1,522)
Termination benefits	(481)	-
Key management personnel compensation	$(4,386)	$(3,281)